UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2

AVISTAR COMMUNICATIONS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies: Common Stock, par value $[______]

(2)	Aggregate number of securities to which transaction applies: [________] shares of Common Stock

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):  $[____]

(4)	Proposed maximum aggregate value of transaction: $[________]

(5)	Total fee paid: $[_____]

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 3, 2009

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2009 annual meeting of stockholders ("Annual Meeting") of Avistar Communications Corporation (the "Company" or "Avistar"), a Delaware corporation, will be held on June 3, 2009 at 1:00 p.m. Pacific Daylight Savings Time, at 1875 S. Grant Street, 10th Floor, San Mateo, California 94402 for the following purposes:

1.	To elect seven (7) directors to serve until the next Annual Meeting or until their successors are duly elected and qualified;

2.	To ratify the appointment of Burr, Pilger & Mayer LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2009; and

3.
To transact such other business as may properly come before the Annual Meeting including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.  Only stockholders of record at the close of business on April 17, 2009 are entitled to attend and vote at the meeting.
All stockholders are cordially invited to attend the meeting in person.  Please use this opportunity to take part in our affairs by voting on the business to come before the Annual Meeting.  Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying proxy in the enclosed postage paid envelope.  See “Voting Procedures” in the proxy statement for more details.  Returning the proxy or voting electronically does NOT deprive you of your right to attend the meeting and to vote your shares in person for the matters acted upon at the meeting.

Sincerely,

Elias MurrayMetzger
Chief Financial Officer and Corporate Secretary
San Mateo, California

YOUR VOTE IS IMPORTANT

IN ORDER TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE ANNUAL MEETING, IN THE EVENT YOU ARE NOT PERSONALLY PRESENT, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED.

Important Notice Regarding The Proxy Materials for the Stockholder Meeting to be held on June 3, 2009: The Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2008 are available free of charge at http://www.avistar.com/company/Desktop-and-Video-Conferencing-19.html

AVISTAR COMMUNICATIONS CORPORATION

PROXY STATEMENT FOR 2009

ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the board of directors of Avistar Communications Corporation (the "Company"), for use at the 2009 annual meeting of stockholders (the "Annual Meeting") to be held Wednesday, June 3, 2009 at 1:00 p.m. Pacific Daylight Savings Time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying notice of Annual Meeting.  The Annual Meeting will be held at the Company's principal executive offices located at 1875 S. Grant Street, 10th Floor, San Mateo, California  94402.  The Company's telephone number at this location is (650) 525-3300.

These proxy solicitation materials and the Company's Annual Report on Form 10-K for the year ended December 31, 2008, including financial statements, were first mailed on or about April 30, 2009 to stockholders entitled to vote at the meeting.

Record Date

Stockholders of record at the close of business on April 17, 2009 (the "Record Date") are entitled to notice of and to vote at the meeting.  The Company has one series of common shares outstanding, designated Common Stock, $.001 par value.  On the Record Date, 34,756,861 shares of the Company's Common Stock were issued and outstanding and held of record by 68 stockholders.  The Company is authorized to issue 10,000,000 shares of Preferred Stock, and no such shares were issued or outstanding as of the Record Date.

Revocability of Proxies

If you are a stockholder of record, you may revoke a previously submitted proxy at any time before it is voted at the Annual Meeting.  In order to revoke a proxy, you must do one of the following prior to the taking of the vote at the Annual Meeting:

•	Provide written notice of revocation to Elias MurrayMetzger, Corporate Secretary, 1875 S. Grant Street, 10th Floor, San Mateo, California 94402;

•	Deliver a valid proxy bearing a later date or submit a new later dated proxy; or

•	Attend the Annual Meeting and vote in person and request that your proxy be revoked (attendance at the meeting will not by itself revoke a previously granted proxy).

However, please note that if you are a beneficial owner of shares held in street name, you may revoke your proxy by timely submitting new voting instructions to your broker, bank or other nominee or by obtaining a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares, or by attending the Annual Meeting and voting in person.

All shares that have been properly voted by proxy without timely revocation will be voted at the Annual Meeting.

Voting Procedures

Each share of Common Stock outstanding on the Record Date is entitled to one vote.  Every stockholder voting for the election of directors (Proposal One) may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of shares such stockholder is entitled to vote, or distribute such stockholder's votes on the same principle among as many candidates as the stockholder may select, provided that votes cannot be cast for more than seven candidates.  The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.  Additional information on cumulative voting is located in the section entitled "Election of Directors – Cumulative Voting."  Cumulative voting applies only to the election of directors.  The proxy holders will cumulate all shares voted and will distribute those shares in such a manner to effect the election of as many nominees set forth in these proxy materials as possible.  On all other matters, each share of Common Stock has one vote.

Your vote is very important.  You may vote by mail or by attending the Annual Meeting and voting by ballot, as described below:

•	By Mail

To vote by mail, complete, sign, and date the enclosed proxy card (or the voting instruction card if you hold your shares in street name).  If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy will vote the shares represented by that proxy as recommended by the board of directors.

•	In Person at the Annual Meeting

You may vote in person at the Annual Meeting.  If you plan to attend the Annual Meeting and vote in person, we will provide you with a ballot at the meeting.  You may also be represented at the Annual Meeting by another person if you execute a proper legal proxy designating that person.  If you hold shares in street name, you must obtain a legal proxy from the broker, bank, or other stockholder of record and present it to the inspector of election with your ballot in order to be able to vote at the Annual Meeting.

Even if you plan to attend the Annual Meeting, we recommend that you submit your vote as described in the proxy materials, so that your vote will be counted if you later decide not to attend the Annual Meeting.

If you are a beneficial holder of shares held in street name, rather than a stockholder of record, please bring your most recent brokerage statement with you to the Annual Meeting.  We will use it to verify your ownership of Avistar shares.  In order to vote at the Annual Meeting, however, beneficial holders will need to obtain a legal proxy from their broker.  If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the “stockholder of record.”  If your shares are held in a brokerage account or by a bank or other holder of record, you are considered with respect to those shares to be the “beneficial holder” or “beneficial owner,” and those shares are considered to be held in “street name.”

Internet Access to Proxy Materials

The Notice of Annual Meeting of Stockholders, Proxy Statement and 2008 Annual Report are available online at http://www.avistar.com/company/Desktop-and-Video-Conferencing-19.html.  At this website, you will find directions as to how you may access and review all of the important information you need.  Directions are also included on how you may receive our future proxy materials electronically by email and request additional hard copies of the proxy materials to be sent to you via U.S. mail.  These proxy materials will be free of charge.

Solicitation of Proxies

This solicitation of proxies is made by the Company, and all related costs will be borne by the Company.  The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.  Proxies also may be solicited by certain of the Company's directors, officers and other employees, without additional compensation, personally or by other means.

Quorum; Abstentions; Broker Non-Votes

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections (the "Inspector") who shall be a representative of the Company's transfer agent.  The Inspector will determine whether or not a quorum is present.  In general, Delaware law also provides that to have a quorum a majority of shares entitled to vote must be present or represented by proxy at the meeting.  Except in certain specific circumstances, the affirmative vote of a majority of shares present in person, or represented by proxy if a quorum is present, is required under Delaware law for approval of proposals presented to stockholders.

The Inspector will treat shares that are voted "WITHHELD" or "ABSTAIN" as being present and entitled to vote for purposes of determining the presence of a quorum.  Such shares will not be treated as votes in favor of approving any matter submitted to the stockholders for a vote.  When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder.  If no specific instructions are given, the shares will be voted (i) for the election of the nominees for the board of directors set forth herein; (ii) for the ratification of Burr, Pilger & Mayer LLP to serve as independent auditors of the Company for the fiscal year ending December 31, 2009; and (iii) at the discretion of the proxy holders, upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

Under the rules that govern brokers who have record ownership of shares that are held in street name for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters.  Thus, if a stockholder does not otherwise instruct his or her broker, the broker may turn in a proxy card voting the stockholder's shares "FOR" routine matters, but expressly instructing that the broker is not voting on non-routine matters.  A broker non-vote occurs when a broker expressly instructs on a proxy card that the broker is not voting on a matter, whether routine or non-routine.  Broker non-votes are counted for the purpose of determining the presence or absence of a quorum, but are not counted for determining the number of votes cast for or against a proposal.  Unless the stockholder has provided otherwise, his or her broker will have discretionary authority to vote his or her shares on the election of directors and ratification of auditors, which are considered routine matters.

Votes Required for Each Proposal

The vote required and method of calculation for the proposals to be considered at the Annual Meeting are as follows:

Proposal One – Election of Directors. If a quorum is present, the seven director nominees receiving the highest number of votes, in person or by proxy, will be elected as directors.  You may vote "FOR" all nominees, "WITHHOLD" for all nominees or "WITHHOLD" for certain nominees by specifying the name(s) of such nominees on your proxy card. A properly executed proxy marked “withhold” with respect to the election of the directors will not be voted with respect to the directors and will not affect the outcome of the election, although it will be counted for purposes of determining whether there is a quorum.

Proposal Two – Ratification of Burr, Pilger & Mayer LLP as Independent Registered Public Accountants.  Ratification of Burr, Pilger & Mayer LLP as Avistar's independent registered public accounting firm for the year ending December 31, 2009 will require the affirmative vote of a majority of the shares present at the Annual Meeting in person or by proxy.  You may vote "FOR", "AGAINST" or "ABSTAIN" from voting on this proposal.  If you abstain from voting on this matter, your shares will be counted as present and entitled to vote on the matter for purposes of establishing a quorum, and the abstention will have the same effect as a vote against this proposal.

Deadline for Receipt of Stockholder Proposals for the 2010 Annual Meeting

In order to be considered for inclusion in the proxy statement and form of proxy relating to the 2010 annual meeting of stockholders of the Company, proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2010 annual meeting of stockholders must be received by the Company no later than December 31, 2009 (which is 120 days prior to the anniversary date of the mailing of this proxy statement).

The Securities and Exchange Commission (the "SEC") rules establish a different deadline with respect to discretionary voting (the "Discretionary Vote Deadline") for stockholder proposals that are not intended to be included in a company's proxy statement.  The Discretionary Vote Deadline for our 2010 annual meeting of stockholders is March 16, 2010, which is 45 days prior to the anniversary of the mailing date of this proxy statement.  If a stockholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary authority when and if the proposal is raised at the Company's 2010 annual meeting of stockholders.

Section 2.2 of the Company's bylaws provides that, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the secretary of the Company.  To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 30 days in advance of the date specified in the Company's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders.

The estimated mailing date for the Company's proxy statement relating to its 2010 Annual Meeting of stockholders is April 29, 2010 and therefore, for a stockholder proposal to be timely for purposes of Section 2.2 of the bylaws of the Company, it must be delivered to or mailed and received at the principal executive offices of the Company no later than March 28, 2010.  Since the bylaw deadline occurs after the Discretionary Vote Deadline, a stockholder proposal received after the Discretionary Vote Deadline but before the bylaw deadline would be eligible to be presented at the 2010 annual meeting of stockholders, but we believe that our proxy holders would be allowed to use the discretionary authority granted by the proxy card to vote for or against the proposal at the 2010 annual meeting of stockholders without including any disclosure of the proposal in the proxy statement relating to such meeting.

The foregoing deadlines assume that the Company's 2010 annual meeting of stockholders will be held within 30 days of the anniversary date of the 2009 Annual Meeting.  If the Company elects to hold the 2010 annual meeting of stockholders on a date that is more than 30 days before or after June 3, 2010, the Company will include revised deadlines in an annual report on Form 10-K or a quarterly report on Form 10-Q filed with the SEC.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of April 17, 2009 as to (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock; (ii) each director or nominee to the board of directors of the Company; (iii) each of the Named Executive Officers (as defined below under "Executive Compensation and Other Matters — Executive Compensation — Summary Compensation Table") and (iv) all directors, nominees to the board of directors and executive officers of the Company as a group.  Except as otherwise noted, the stockholders named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws.  Except as otherwise noted, the address of each person listed on the table is c/o Avistar Communications Corporation, 1875 S. Grant Street, 10th Floor, San Mateo, California 94402.

Beneficial Owner	Common Stock Beneficially Owned (1)	Percentage of Common Stock Beneficially Owned (1)
Dr. Gerald J. Burnett (2)	16,423,554	44.4
R. Stephen Heinrichs (3)	7,168,814	19.7
Fuller & Thaler Asset Management, Inc. (4) 411 Borel Avenue Suite 402, San Mateo CA 94402	3,431,400	9.9
William L. Campbell (5)	2,279,973	6.3
Stephen Epstein (6)	115,497	*
Darren P. Innes (7)	316,280	*
Simon B. Moss (8)	687,955	1.9
Dr. Anton Rodde (9)	685,277	1.9
Dr. Robert M. Metcalfe (10)	334,673	1.0
Craig F. Heimark (11)	473,925	1.3
James W. Zeigon (12)	152,685	*
All directors and current executive officers as a group 13 persons) (13)	30,080,347	69.2

*	Less than 1%
(1)
Applicable percentage ownership is based on 34,756,861 shares of Common Stock outstanding as of April 17, 2009, together with applicable options or warrants for such stockholder.  Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power.  Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days after April 17, 2009 are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

(2)
The shares are held by Dr. Burnett as a co-trustee of a marital trust, as to which he has sole voting and dispositive power.  Also included above are 8,854 shares of Common Stock that may be acquired by Dr. Burnett upon exercise of stock options exercisable within 60 days after April 17, 2009 and 2,200,000 shares that may be acquired at any time upon the conversion of convertible debt held by Dr. Burnett.

(3)
5,020,952 shares are held by Heinrichs Revocable Trust, of which Mr. Heinrichs serves as a co-trustee and as to which he has sole voting and dispositive power.  605,229 shares are held indirectly by Mr. Heinrichs through Fairview Financial Corporation, over which Mr. Heinrichs has sole voting and investment power. Also included above are 114,062 shares of Common Stock that may be acquired by Mr. Heinrichs upon exercise of stock options exercisable within 60 days after April 17, 2009 and 1,428,571 shares that may be acquired at any time upon the conversion of convertible debt held by Mr. Heinrichs.

(4)
This information is based solely on Schedule 13F filings by Fuller & Thaler Asset Management, Inc. ("FTAM") as of February 11, 2009, the shares reported above are held by FTAM as an investment adviser. FTAM has sole voting and dispositive power over these shares of Common Stock.  Dr. Russell Fuller is the managing partner of FTAM

(5)
The shares are held by Mr. Campbell as co-trustee of a marital trust, as to which he has sole voting and investing power.  Also included above are 1,188,854 shares of Common Stock that may be acquired by Mr. Campbell upon exercise of stock options exercisable within 60 days after April 17, 2009 and 142,857 shares that may be acquired at any time upon the conversion of convertible debt held by Mr. Campbell.

(6)	Mr. Epstein's shares include 115,497 shares of Common Stock that may be acquired upon exercise of stock options exercisable within 60 days after April 17, 2009.
(7)
Mr. Innes' shares include 230,594 shares of Common Stock that may be acquired upon exercise of stock options exercisable within 60 days after April 17, 2009 and 85,686 shares that may be acquired at any time upon the conversion of convertible debt held by Mr. Innes.

(8)
Mr. Moss’s shares include 616,526 shares of Common Stock that may be acquired upon exercise of stock options exercisable within 60 days after April 17, 2009 and 71,429 shares that may be acquired at any time upon the conversion of convertible debt held by Mr. Moss.

(9)	Dr. Rodde's shares include 685,277 shares of Common Stock that may be acquired upon exercise of stock options exercisable within 60 days after April 17, 2009.
(10)	Dr. Metcalfe's shares include 270,873 shares of Common Stock that may be acquired upon exercise of stock options exercisable within 60 days after April 17, 2009.
(11)
Mr. Heimark's shares include 108,123 shares of Common Stock that may be acquired upon exercise of stock options within 60 days after April 17, 2009 and 285,714 shares that may be acquired at any time upon the conversion of convertible debt held by Mr. Heimark.

(12)	Mr. Zeigon's shares include 144,685 shares of Common Stock that may be acquired upon exercise of stock options within 60 days after April 17, 2009.
(13)
Includes 4,507,122 shares of Common Stock that may be acquired upon exercise of stock options exercisable within 60 days after April 17, 2009 and 4,214,257 shares that may be acquired at any time upon the conversion of convertible debt.

PROPOSAL ONE

ELECTION OF DIRECTORS

A board of seven directors is to be elected at the Annual Meeting.  The nominees for directors to be elected at the Annual Meeting are Gerald J. Burnett, William L. Campbell, Craig F. Heimark, R. Stephen Heinrichs, Robert M. Metcalfe, Simon B. Moss and James W. Zeigon.  These seven nominees were approved by the Nominating Committee of the board of directors.  If elected, each nominee will serve for an approximate one-year term and until his successor is elected and qualified, or until his earlier resignation or removal.  Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominees named in this proxy statement, who are presently directors of the Company.  In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present board of directors to fill the vacancy.  The Company is not aware that any nominee will be unable or will decline to serve as a director.  In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed above as possible, and, in such event, the specific nominee to be voted for will be determined by the proxy holders.

Vote Required

If a quorum is present and voting, the nominees receiving the highest number of votes will be elected to the board of directors.  Abstentions and broker non-votes are not counted in the election of directors.

Cumulative Voting

Every stockholder voting to elect a director may cumulate such stockholder's votes and give to one of the candidates to be elected a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such stockholder is entitled, or distribute the stockholder's votes on the same principle among as many candidates as the stockholder thinks fit, provided that votes cannot be cast for more than the number of directors to be elected.  The proxy holders will, when voting for directors, cumulate the votes represented by the proxies received.  No stockholder shall be entitled to cumulate votes for a candidate unless such candidate's name has been properly nominated prior to the voting.  If a stockholder chooses to cumulate his or her votes, the stockholder will need to submit a proxy card or a ballot, and make an explicit statement of his or her intent to cumulate his or her votes, either by so indicating in writing on the proxy card or by indicating in writing on the stockholder's ballot when voting at the Annual Meeting.  If the stockholder holds shares beneficially in street name and wishes to cumulate votes, the stockholder should contact his or her broker, trustee or nominee.  The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

Cumulative voting will be in effect this year.  As a result, the proxy holders will cumulate all shares voted at their discretion and will distribute those shares in such a manner to effect the election of as many of the directors proposed in these proxy materials as possible.

Information Concerning the Nominees and Incumbent Directors

The following table sets forth the name and age of each director of the Company and each nominee as of April 17, 2009, the principal occupation of each, and the period, if any, during which each has served as a director of the Company.

Name	Principal Occupation	Age	Director Since
Gerald J. Burnett
Gerald J. Burnett is one of the Company's founders and has been Chairman of the Company's board of directors since March 2000.  Dr. Burnett served as the Company's Chief Executive Officer from March 2000 until December 2007, and as Chief Executive Officer of Avistar Systems from December 1998 until March of 2000.  From 1993 to 1997, he was a director of Avistar Systems or a principal of its predecessor limited partnership.  He is a member of the Corporation (Board of Trustees) of the Massachusetts Institute of Technology.  Dr. Burnett holds a B.S. and an M.S. from the Massachusetts Institute of Technology in electrical engineering and computer science and a Ph.D. from Princeton University in computer science and communications.
		66	1997
William L. Campbell
William L. Campbell is one of the Company's founders and a member of the Company's board of directors.  He served as the Company’s Executive Vice President from March 2000 until December 2007.   Mr. Campbell served as the Company's Chief Operating Officer from January 2005 until June 2007.  From September 2007 until December 2007, Mr. Campbell held the position of Director of Strategic Initiatives.  He served as the Company's Corporate Secretary from June 2001 until December 2007, and served as its interim Chief Financial Officer from April 2001 to May 2001.  He served as Chief Executive Officer of Collaboration Properties, Inc. (CPI) a wholly-owned subsidiary of the Company from December 1997 until it was merged into the parent corporation in October 2007.  He was Chairman of Vicor, Inc. from 1994 until its sale in 2005. Mr. Campbell holds a B.S. in general engineering from the U.S. Military Academy and an M.S. in management from the Sloan School of the Massachusetts Institute of Technology.
		61	1997
Craig F. Heimark
Craig Heimark has served as a member of the Company's board of directors since June 2005.  He has been the Managing Partner of the Hawthorne Group, a strategic advisory firm focused on equity consulting to high growth information technology and financial companies, since 1998.  During 2000 and 2001, Mr. Heimark provided consulting services to the Company.  From 1990 to 1997, he served in various capacities at Swiss Bank Corporation Warburg, the predecessor company to UBS Warburg.  He is a member of the board of directors of Austin Packaging Company and Deutsche Borse.  Mr. Heimark holds a B.A. degree in Economics and a B.S. in Biology from Brown University.
		53	2005
R. Stephen Heinrichs
R. Stephen Heinrichs is a founder of the Company and has served as a member of the board of directors of the Company since March 2000.  Until his retirement in April 2001, he was Chief Financial Officer and Corporate Secretary of the Company and its subsidiaries.  Mr. Heinrichs served as a strategic advisor to the Company from May 2001 to May 31, 2003. He is a member of the board of directors and the chair of the Audit Committees of PDF Solutions and Catapult Communications, both of which are technology companies.  Mr. Heinrichs holds a B.S. in accounting from California State University in Fresno.  He is a Certified Public Accountant.
		62	1997
Robert M. Metcalfe
Robert M. Metcalfe has served as a member of the board of directors of the Company since November 2000.  Dr. Metcalfe has been a partner of Polaris Venture Partners since January 2001.  Dr. Metcalfe served as Vice President of Technology for International Data Group ("IDG"), a publisher of technology, consumer and general how-to books from 1993 to 2001, and served as a member of the board of directors of IDG from 1998 to 2006. Dr. Metcalfe founded 3Com Corporation, a provider of networking products and solutions, in 1979, and served in various capacities, including Chief Executive Officer and Chairman of the Board, until 1990.  Dr. Metcalfe is a member of the Corporation (Board of Trustees) of the Massachusetts Institute of Technology ("MIT").  Dr. Metcalfe also serves on the board of directors of eight privately held companies.  Dr. Metcalfe holds Bachelor degrees in electrical engineering and industrial management from MIT, a M.S. degree in applied mathematics from Harvard University and a Ph.D. in computer science from Harvard University.  Dr. Metcalfe is a recipient of the IEEE Medal of Honor and is a member of the National Academy of Engineering. He was awarded the National Medal of Technology by President Bush in 2005, and was inducted into the National Inventors' Hall of Fame in 2007.
		63	2000
Simon B. Moss
Simon B. Moss has been the Company's Chief Executive Officer since January 2008, and was elected to the board of directors upon assuming the CEO position. From July 2007 to January 2008, he served as President of the Product Division of Avistar. From May 2002 to September 2006, Mr. Moss was chief executive officer of Mantas, Inc., a provider of transaction monitoring systems to the financial services industry, which was acquired by Oracle/I-flex. From 2000 to 2002, Mr. Moss was a partner at PricewaterhouseCoopers LLC; from 1999 to 2000, president of  FNX, a financial services software company, and from 1994 to 2000,  director of financial markets at IBM and co-founder of IBM's Risk Management Practice in London.  Mr. Moss received a BA degree in Politics and Philosophy from the University of Hull in London.
		44	2008
James. W. Zeigon
James W. Zeigon was elected to the board of directors of the Company in 2004.  Mr. Zeigon currently serves as a strategic consultant to global financial and operating service businesses.  From April 2000 until April 2002, Mr. Zeigon served as Managing Director and Chief Executive Officer of Global Institutional Services for Deutsche Bank AG.  During the same period, Mr. Zeigon also served as Vice Chairman of the Global Transaction Bank and as President of Bankers Trust Corporation, both subsidiaries of Deutsche Bank AG.  Prior to that, Mr. Zeigon held several senior executive positions with the Chase Manhattan Corporation, and served as Senior Managing Director for Chase Global Services from 1997 to 1999.  Mr. Zeigon holds a B.B.A. degree in business administration from Hofstra University and an M.B.A. from Adelphi University.
		61	2004

Board of Directors Meetings and Committees

The board of directors of the Company held eight meetings during 2008.  Each of our directors then in office attended, either in person, by teleconference or by video conference, at least 75% of the meetings of the board and the committees on which they served.

Independent Directors

The board of directors and its committees have been constituted in a manner that satisfies the published listing requirements of the NASDAQ Global Market.  In particular, other than Gerald J. Burnet, who was our chief executive officer until December 2007, Simon B. Moss, who is our chief executive officer, and William L. Campbell who was our executive vice president until December 2007, all other members of our board qualify as “independent” under NASDAQ rules.

There are no immediate family relationships between or among any of our executive officers or directors.

Board Committees

The board has established four standing committees: the Audit Committee, the Compensation Committee, the Stock Option Committee and the Nominating Committee.

Audit Committee

The Audit Committee was formed in October 2000 by resolution of the board of directors of the Company, and currently consists of Messrs. Heimark, Zeigon and Dr. Metcalfe.  The Audit Committee oversees the accounting, financial reporting and audit processes; makes determinations regarding the selection of independent auditors; reviews the results and scope of audit and other services provided by the independent auditors; reviews the accounting principles and auditing practices and procedures to be used in preparing the Company's financial statements; and reviews the Company's internal controls.  The Audit Committee works closely with management and the Company's independent registered public accounting firm.  The Audit Committee also meets with the Company's independent registered public accounting firm in an executive session, without the presence of management, on a quarterly basis following completion of their quarterly reviews and annual audit, and prior to the Company's earnings announcements, to review the results of their work.  The Audit Committee also meets with the Company's independent accountants annually to approve the scope of the audit services to be performed. NASDAQ rules require that each member of a listed company's audit committee qualify as “independent” under the NASDAQ standard for independence as well as under a separate standard established by the SEC.  Each member of our audit committee qualifies as “independent” under both the NASDAQ and the SEC requirements.

The board has determined that Mr. Zeigon is an “audit committee financial expert” as defined by SEC regulations.  This designation is a disclosure requirement of the SEC and does not impose upon Mr. Zeigon any duties, obligations, or liabilities greater than that which would otherwise be imposed by virtue of his membership on the board or the Audit Committee.  In addition, this designation does not affect the duties, obligations, or liabilities of any other director or Audit Committee member.  The board has determined that each Audit Committee member has sufficient knowledge in reading and understanding financial statements to serve on the Audit Committee.  The Audit Committee met four times during 2008.  The annual report of the audit committee appears in this proxy statement under the caption “Report of the Audit Committee of the Board of Directors.”  The Audit Committee's charter was filed with the SEC on April 28, 2006 as an attachment to the Company's Proxy Statement for its 2006 annual meeting of stockholders.  Following the Annual Meeting and subject to the election of the nominees named in this proxy statement, the Audit Committee membership is expected to remain unchanged.

Compensation Committee

The Compensation Committee was formed in March 2001 by resolution of the board of directors of the Company and currently consists of Messrs. Heimark, Heinrichs and Dr. Metcalfe each of whom is independent within the meaning of NASDAQ rules and the requirements established by the SEC.  The Compensation Committee is responsible for reviewing salaries, incentives and other forms of compensation for directors and executive officers, and for other employees of the Company as requested by the board of directors.  In addition, the Compensation Committee reviews the various incentive compensation and benefit plans of the Company.  The Compensation Committee met four times in 2008.  The Compensation Committee charter was filed with the SEC on April 28, 2006 as an attachment to the Company's proxy statement for its 2006 annual meeting of stockholders.  Following the Annual Meeting and subject to the election of the nominees named in this proxy statement, the Compensation Committee membership is expected to remain unchanged.

Stock Option Committee

The Stock Option Committee was formed in April 2001 by resolution of the board of directors of the Company, and currently consists of Dr. Burnett and Mr. Moss.  The Stock Option Committee is responsible for reviewing and approving stock option grants under the Company's 2000 Stock Option Plan to new employees (excluding executive officers) and consultants and, in some cases, to existing employees as retention/recognition awards, all in accordance with specific guidelines and directions established by the Compensation Committee.  On a regular basis, all actions of the Stock Option Committee are reported to the Compensation Committee and to the board of directors.  The Stock Option Committee acted by written consent four times in 2008.  Following the Annual Meeting and subject to the election of the nominees named in this proxy statement, the Stock Option Committee membership is expected to remain unchanged.

Nominating Committee

The Nominating Committee was formed in March 2004 by resolution of the board of directors of the Company, and currently consists of Mr. Zeigon and Dr. Metcalfe, each of whom is independent within the meaning of NASDAQ rules and the requirements established by the SEC.  The Nominating Committee was formed to assist the board of directors in meeting applicable governance standards by monitoring the composition of the board of directors, and, when appropriate, seeking, screening and recommending for nomination qualified candidates (i) for election to the Company's board of directors at the Company's Annual Meeting and; (ii) to fill vacancies on the Company's board of directors.  The Nominating Committee's Charter was filed with the SEC on April 28, 2006 as an appendix to the Company's proxy statement for its 2006 annual meeting of stockholders.  The Nominating Committee met once in 2008.  Following the Annual Meeting and subject to the election of the nominees named in this proxy statement, the Nominating Committee membership is expected to remain unchanged.

Policy for Director Recommendation and Nomination

It is the policy of the Nominating Committee to consider both recommendations and nominations for candidates to the board of directors from stockholders holding the Company's securities continuously from the time of nomination to the time of election of the board of directors.  Stockholder recommendations for candidates to the board of directors must be directed in writing to Avistar Communications Corporation, Corporate Secretary, 1875 S. Grant Street, 10th Floor, San Mateo, California  94402, or by telephone at (650) 525-3300, and must include: (i) the candidate's name, age, business address and residence address; (ii) the candidate's principal occupation; (iii) the number of shares of the Company which are beneficially owned by such candidate; (iv) detailed biographical data and qualifications and information regarding any relationships between the candidate and the Company within the current year and each of the prior three years; and (v) any other information relating to such candidate that is, or may in the future be required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act of 1934, as amended (the “1934 Act”).  A stockholder's recommendation to the secretary must also set forth: (i) the name and address, as they appear on the Company's books, of the stockholder making such recommendation; (ii) the class and number of shares of the Company which are beneficially owned by the stockholder and the date such shares were acquired by the stockholder; (iii) any material interest of the stockholder in such nomination; (iv) a description of all arrangements or understandings between the stockholder making such nomination and the candidate and any other person or persons (naming such person or persons) pursuant to which the nomination is made by the stockholder; (v) a statement from the recommending stockholder in support of the candidate, references for the candidate, and an indication of the candidate's willingness to serve, if elected; and (vi) any other information that is or may in the future be required to be provided by the stockholder pursuant to Regulation 14A under the 1934 Act, in his/her capacity as a proponent to a stockholder proposal.

Stockholder nominations to the board of directors must meet the requirements set forth in Section 2.2 of the bylaws of the Company, a copy of which is available upon written request to the corporate secretary.  In addition, procedures for stockholder direct nomination of directors for the 2010 annual meeting of stockholders are discussed above under "Deadline for Receipt of Stockholder Proposals for 2010 Annual Meeting."

The Nominating Committee currently uses the following procedures to identify and evaluate the individuals that it selects, or recommends that the board of directors select, as director nominees: (i) the Nominating Committee reviews the qualifications of any candidates who have been properly recommended or nominated by the stockholders, as well as those candidates who have been identified by management, individual members of the board of directors or, if the Nominating Committee determines, a search firm, (ii) the Nominating Committee considers the suitability of each candidate, including the current members of the board of directors, in light of the current size and composition of the board of directors, (iii) in evaluating the suitability of the candidates, the Nominating Committee considers relevant factors, including, among other things, issues of character, judgment, independence, expertise, diversity of experience, length of service, other commitments and the like, and (iv) after such review and consideration, the Nominating Committee selects, or recommends that the board of directors select, the slate of director nominees, either at a meeting of the Nominating Committee at which a quorum is present or by unanimous written consent of the Nominating Committee.  Except as may be required by rules promulgated by The NASDAQ Stock Market or the SEC, the Nominating Committee does not currently believe that there are specific, minimum qualifications that must be met by each candidate for the board of directors, nor does it believe that there are specific qualities or skills that are necessary for one or more of the members of the board of directors to possess.  These procedures may be modified at any time as may be determined by the Nominating Committee.

Communication with the Board of Directors

Stockholders may communicate with the board of directors by submitting an email to IR@avistar.com indicating 'Board of Directors' in the subject line, or by writing to the Company at Avistar Communications Corporation, Attention:  Board of Directors, ℅ Corporate Secretary, 1875 S. Grant Street, 10th Floor, San Mateo, California  94402.  Stockholders who would like their submission directed to a specific member of the board of directors may so specify, and the communication will be forwarded.

Attendance of the 2008 Annual Meeting of Stockholders

Although the Company does not have a formal policy regarding attendance by members of the board of directors at the Company's annual meetings of stockholders, directors are encouraged to attend annual meetings.  Dr. Burnett and Mr. Moss attended the 2008 annual meeting of stockholders.

Code of Ethics

The board of directors has adopted a Business Conduct and Ethics Policy that is applicable to all the Company's employees, officers and directors and to certain of its agents, contractors and consultants.  A copy of the Business Conduct and Ethics Policy is available at http://www.avistar.com/company.  The Company will report any amendments or waivers for the Business Code and Ethics Policy for any of its officers or directors at http://www.avistar.com/company.

Compensation of Directors

The Company's employees do not receive any additional compensation for serving on the board of directors or its committees.  Non-employee directors receive an annual fee of $10,000, if not waived by the director.  All of the Company's directors may be reimbursed for reasonable travel expenses incurred in attending board of directors meetings.  In 2008, each of the Company's directors waived all but $2,500 of the customary annual fee.

The Company's 2000 Director Option Plan (the "Director Plan") provides options to purchase Common Stock to non-employee directors of the Company pursuant to an automatic non-discretionary grant mechanism.  The exercise price of the options is 100% of the fair market value of the Common Stock on the grant date.  The Director Plan currently provides for an initial grant (the "Initial Grant") to a non-employee director of an option to purchase 50,000 shares of Common Stock.  Subsequent to the Initial Grant, each non-employee director is granted an option to purchase 25,000 shares of Common Stock (the "Subsequent Grant") automatically on January 1 of each year, provided that the non-employee director has served on the board of directors for at least the preceding six months.

Each director who is a member of the Audit Committee of the board of directors is granted an additional option to purchase Common Stock (a "Subsequent Audit Committee Option") automatically on January 1 of each year, provided he or she is then a member of the Audit Committee of the board of directors.  In addition, the Chairman of the Audit Committee is awarded an option to purchase 10,000 shares of our Common Stock, while all other members of the committee are awarded an option to purchase 5,000 shares of our Common Stock.

The Director Plan provides for the following:(i) options granted under the plan shall continue to vest and be exercisable for so long as the option holder remains a director or consultant to the Company, subject to the term of the option; (ii) the time period for optionees to exercise options following the date on which they are no longer a director or consultant to the Company continues for a period of time that is determined by that service provider's length of service, and (iii) the board of directors has the authority to make amendments to the Director Plan applicable to all options granted under the Director Plan, including options granted prior to the effective date of the amendment.  The term of the options granted under the Director Plan is ten years, but the exercise period of such options may be extended until the second anniversary of a director's termination depending on the director's length of service with the Company, or 12 months following the termination, if such termination is due to death or disability.  The Initial Grants and the Subsequent Grants become exercisable at a rate of one-fourth of the shares on the first anniversary of the grant date, and then 1/48 of the shares during each subsequent month.  In January 2009, Messrs. Campbell, Heinrichs, Zeigon and Dr. Burnett and Dr. Metcalfe were each granted a Subsequent Grant to purchase 25,000 shares of the Company's Common Stock at an exercise price of $0.88 per share.  Also in January 2008, in consideration for service on the Audit Committee of the board of directors, Mr. Heimark and Dr. Metcalfe were each granted a Subsequent Audit Committee Option to purchase 5,000 shares at an exercise price of $0.88 per share, and Mr. Zeigon, as Chairman of the Audit Committee, was granted an option to purchase 10,000 shares of the Company's Common Stock at $0.88 per share.

The following table sets forth information concerning compensation paid or accrued for services rendered to the Company in all capacities by the members of the Company's board of directors for the fiscal year ended December 31, 2008.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Gerald Burnett(1)	$2,500	—	$2,018	—	—	—		$4,518
William Campbell (1)	$2,500	—	$36,703	—	—	—		$39,203
Craig Heimark (1)	$2,500	—	$52,018	—	—	$375	(2)	$54,893
R. Stephen Heinrichs (1)	$2,500	—	$36,504	—	—	—		$39,004
Robert Metcalfe (1)	$2,500	—	$43,805	—	—	—		$46,305
Simon Moss (1)	$368,254	—	$400,526	—	—	—		$768,780
James Zeigon (1)	$2,500	—	$52,039	—	—	—		$54,539

(1)
These amounts represent the accounting charge taken in 2008 for awards made in or prior to 2008, disregarding an estimate of forfeitures related to service-based vesting conditions, and are not necessarily an indication of which directors received the most gains from previously-granted equity awards.  Accounting costs are determined, as required, under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123(R), "Share-Based Payment." For a more detailed discussion on the valuation model and assumptions used to calculate the fair value of our options, refer to note 7 of our 2008 Annual Report on Form 10-K filed on March 31, 2009.

(2)	This amount represents reimbursement of travel expenses associated with attendance at a Board Meeting.

Board of Director's Recommendation

The Company's board of directors unanimously approved the nomination of each of the individuals listed above and recommends that its stockholders vote "FOR" the elections of these nominees.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

The Audit Committee has selected Burr, Pilger & Mayer LLP, or BPM LLP, as the Company's independent registered public accounting firm to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2009, and recommends that stockholders vote for ratification of such appointment.  Before making its selection, the Audit Committee carefully considered the firm's qualifications as independent auditors.  This included a review of the qualifications of the engagement team, the quality control procedures the firm has established, and any issues raised by the most recent quality control review of the firm; as well as its reputation for integrity and competence in the fields of accounting and auditing.  The Audit Committee's review also included matters required to be considered under the SEC's rules on auditor independence, including the nature and extent of non-audit services provided by BPM LLP, to ensure that they will not impair the independence of the accountants.  The Audit Committee expressed its satisfaction with BPM LLP in all of these respects.  Representatives of BPM LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Audit Fees

For fiscal 2008, BPM LLP billed the Company $199,669 in fees and expenses for the audit of its annual financial statements included in its annual report on Form 10-K, and review of the Company's unaudited interim quarterly financial statements included in its quarterly reports on Form 10-Q.

For fiscal 2007, BPM LLP billed the Company $197,726 in fees and expenses for the audit of its annual financial statements included in its annual report on Form 10-K, and review of the Company's unaudited interim quarterly financial statements included in its quarterly reports on Form 10-Q.

Audit Related Fees

BPM LLP did not bill the Company for audit related fees in fiscal 2007.  Ernst & Young LLP billed the Company $75,726 in fees related to assistance provided for Section 404 control documentation and testing in fiscal 2007.

Tax Fees and All Other Fees

BPM LLP did not provide, and the Company did not pay, BPM LLP for any tax or other professional services to the Company in fiscal 2008 or 2007.  The Company did not engage BPM LLP to provide advice regarding financial information systems design and implementation during fiscal 2008 or 2007.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Accountants

The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants subject to limited discretionary authority granted to the Company's chief financial officer.  These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally detailed as to the particular service or category of services and is generally subject to a specific budget.  The independent accountants and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent accountants in accordance with this pre-approval, and the fees for the services performed to date.  The Audit Committee may also pre-approve particular services on a case-by-case basis.  The services provided by BPM LLP and Ernst & Young LLP as described above were approved by the Audit Committee.

For fiscal 2008, the Audit Committee considered whether the services rendered by BPM LLP were compatible with maintaining BPM LLP's independence as accountants of the Company's financial statements, and concluded that they were.

Vote Required

Stockholder ratification of the selection of BPM LLP as the Company's independent accountants is not required by applicable law.  However, the board of directors is submitting the selection of BPM LLP to the stockholders for ratification as a matter of good corporate governance.  If the stockholders fail to ratify the selection, the Audit Committee and the board of directors will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Audit Committee may, at its discretion, direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

If a quorum is present and voting, the affirmative vote of a majority of the shares voting shall be required to ratify the appointment of BPM LLP.  Abstentions are deemed to be votes cast and have the same effect as a vote against this proposal.  However, broker non-votes are not deemed to be votes cast and, therefore, are not counted for purposes of determining whether the appointment of Burr, Pilger & Mayer LLP has been ratified.

Board of Director's Recommendation

The Company's board of directors unanimously recommends a vote "FOR" the ratification of the appointment of Burr, Pilger & Mayer LLP as the Company's independent registered public accounting firm for fiscal 2009.

EXECUTIVE COMPENSATION

Executive Officers

Our executive officers and their ages as of April 17, 2009 were as follows:

Name	Age	Position
Simon B. Moss	44	Chief Executive Officer
Elias MurrayMetzger	39	Chief Financial Officer & Corporate Secretary
Stephen M. Epstein	44	Chief Marketing Officer
Darren P. Innes	44	General Mgr. & Vice President, Global Sales
J. Chris Lauwers	49	Chief Technology Officer
Anton F. Rodde	65	President, Intellectual Property Division
Michael Horn	35	Vice President of Operations

Simon B. Moss - see biography in the board of directors section of this proxy.

Elias (Eli) MurrayMetzger joined Avistar in January 2006 as the Company's Controller.  In January 2009, Mr. MurrayMetzger was promoted to Acting CFO of the Company and appointed by the Board of Directors in April 2009 as Chief Financial Officer.  Mr. MurrayMetzger brings to Avistar more than 11 years of experience in financial management, regulatory compliance and operations at technology organizations.  Prior to joining Avistar, Mr. MurrayMetzger served as Assistant Controller of Centra Software, Inc., a provider of software solutions for online business communication, collaboration and learning.  During his tenure at Centra from April 2004 to January 2006, Mr. MurrayMetzger successfully navigated the company's Sarbanes-Oxley compliance effort and all SEC reporting and compliance functions as the company reached profitability and was sold to Saba, Inc. in February 2006.  Prior to Centra, Mr. MurrayMetzger worked for the technology audit practice of PricewaterhouseCoopers from February 2000 to March 2004.  He is a Certified Public Accountant and has a Bachelor of Science in Agribusiness with a concentration in finance from California Polytechnic State University, San Luis Obispo.

Stephen M. Epstein joined Avistar in January 2008 as the Company's Chief Marketing Officer.  Prior to Avistar, he was Vice President Head of Product Management at Mantas Inc. from July 2003 to January 2008.  From May 2002 to July 2003, Mr. Epstein was Head of Product & Business Development at Bang Networks.  From 1995 to 2002, Mr. Epstein held senior-level management and product development positions including, Head of Global Foreign Exchange Sales Technology and Group CTO at Deutsche Bank.  Mr. Epstein attended Vanier College in Montreal, Canada.

Darren P. Innes joined Avistar in November 2007 as Avistar's General Manager – Global Sales.  Mr. Innes began his association with Avistar as a sales consultant from September 2007 to November 2007.  Prior to Avistar, he held the position of Global Head of Sales and General Manager EMEA at Mantas Inc., now part of Oracle, from April 2002 to October 2007.  Mr. Innes served in the British military for nine years prior to his business career.

J. Chris Lauwers has been the Company's Chief Technology Officer since February 2000.  He served as Vice President of Engineering of Avistar Systems from 1994 to 2000.  He previously served as Principal Software Architect at Vicor Inc., a private e-business product solutions and engineering consulting company, from 1990 to 1994, and as a research associate at Olivetti Research Center from 1987 to 1990.  Dr. Lauwers holds a B.S. in electrical engineering from the Katholieke Universiteit Leuven of Belgium.  Dr. Lauwers also holds an M.S. and a Ph.D. in electrical engineering and computer science from Stanford University.

Anton F. Rodde has been the President of the Company's Intellectual Property division (organized as a separate subsidiary and legal entity up until October 2007) since December 2003.  Prior to joining Avistar, he served as President and CEO of Western Data Systems, an ERP software company, from 1991 to 2003, as President and General Manager of several subsidiaries of Teknekron Corporation, a technology incubator, from 1984 to 1991, as founder and President of Control Automation, a robotics company, from 1980 to 1984, and held a variety of technical and management positions at AT&T from 1970 to 1980.  Dr. Rodde holds a B.S. in physics from Benedictine University and an M.S. and Ph.D. in physics from the Illinois Institute of Technology.

Michael Horn joined Avistar in April 2007 as Director of Managed Services.  Mr. Horn has been Vice President, Operations since August 2007.  From January 2005 to April 2007, Mr. Horn worked as an independent technology and strategy consultant at Caddis Consulting that he founded to work with companies ranging from small venture-backed startups to Fortune 500 companies.  Prior to consulting, Horn held senior technology and product management positions at Level 3 Communications, Virtela Communications, and Teligent.

The following table presents information concerning the total compensation of the Company's Chief Executive Officer and the three other most highly compensated officers (the "Named Executive Officers") for services rendered to the Company in all capacities for the fiscal years ended December 31, 2008 and December 31, 2007:

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)		Discretionary Non-Plan Based Bonus ($)		Stock Awards ($)	Option Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (2)	Total ($)
Simon Moss Chief Executive Officer	2008 2007	$ $	258,333 136,092	$ $	109,921 —	— —	$ $	28,536 1,550,330	— —	— —	— —	$ $	396,790 1,686,422
Darren P. Innes General Manager, Global Sales (3)	2008 2007	$ $	228,000 40,900	$ $	12,000 —	— —	$ $	27,421 375,610	— —	— —	$51,324 —	$ $	318,745 416,510
Stephen Epstein Chief Marketing Officer (4)	2008 2007	$ $	216,490 —	$ $	27,000 —	— —	$ $	238,532 —	— —	— —	— —	$ $	482,022 —
Anton Rodde President; Intellectual Property Division	2008 2007	$ $	242,854 $243,078	$ $	60,000 —	— —	$ $	28,563 265,685	— —	— —	— —	$ $	331,417 $508,763

(1)
Amounts represent the accounting charge taken in 2008 for awards made in or prior to 2008 disregarding an estimate of forfeitures related to service-based vesting conditions, and are not necessarily an indication of which officers received the most gains from previously-granted equity awards.  Accounting costs are determined, as required, under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123(R), "Share-Based Payment." For a more detailed discussion on the valuation model and assumptions used to calculate the fair value of our options, refer to note 7 of our 2008 Annual Report on Form 10-K filed on March 31, 2009.

(2)	Compensation reflects bonus based on direct sales paid during the fiscal year.
(3)	Mr. Innes joined Avistar on November 1, 2007.
(4)	Compensation for Mr. Epstein is provided only for fiscal 2008 because he joined the Company in 2008, and he was not a Named Executive Officer in fiscal 2007.

The following table presents certain information concerning equity awards held by the Named Executive Officers at the end of the fiscal year ended December 31, 2008.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Options Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exerciseable (1)	Number of Securities Underlying Unexercised Options (#) Unexerciseable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Option (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Simon B. Moss Chief Executive Officer	70,921	212,763		$1.4100	11/1/2017
	272,829	543,487		$1.4100	11/1/2017
	62,500	187,500		$0.6100	12/5/2017
	24,916	33,222		$0.8600	4/16/2018

Anton Rodde President; Intellectual Property Division	300,000	0		$2.2900	12/10/2013
	18,750	9,375		$2.9100	4/20/2015
	46,875	0		$2.9100	4/20/2015
	12,500	18,750		$1.5200	4/18/2016
	18,750	0		$1.5200	4/18/2016
	16,523	31,250		$1.6000	4/18/2017
	2,227	0		$1.6000	4/18/2017
	0	152,951		$1.2698	10/17/2017
	75,000	72,049		$1.2698	10/17/2017
	62,500	187,500		$0.6100	12/5/2017
	24,916	33,222		$0.8600	4/16/2018

Darren Innes General Manager, Global Sales	120,481	361,443		$0.8300	11/1/2017
	4,519	13,557		$0.8300	11/1/2017
	2,500	7,500		$0.6100	12/5/2017
	23,919	31,895		$0.8600	4/16/2018

Stephen Epstein Chief Marketing Officer	0	247,007		$0.9400	1/23/2018
	0	2,993		$0.9400	1/23/2018
	22,424	1		$0.8600	4/16/2018
	0	29,899		$0.8600	4/16/2018

(1)
The options identified above generally vest over a four-year period with 1/4th of the shares vesting on the first anniversary of the vesting commencement date and 1/16th of the shares subject to the option vesting at the end of each subsequent three month period until the option is fully vested.  These options are also included in the Summary Compensation Table and do not constitute additional compensation.

Employment Arrangements and Change of Control Arrangements

Avistar entered into an Employment Agreement with Simon Moss, Avistar's President, and Chief Executive Officer effective as of January 1, 2008, on July 16, 2007.  Pursuant to this agreement, if Mr. Moss' employment is terminated without cause and he executes a standard release of claims with the Company, he is entitled to receive:

Payment of his base salary for a period of six months following his termination;

Six months of additional exerciseability of vested stock options held by Mr. Moss, measured from the termination date;

Reimbursement for the cost of continued life insurance and health plan coverage for a period of six months from the date of his termination; and

The portion of the projected bonus for the fiscal year in which such termination of employment occurs, accrued up to the date of termination as determined by the Company's Compensation Committee in its sole discretion.

In the event of a change of control prior to July 16, 2009, 50% of the shares subject to Mr. Moss' stock options will immediately become fully vested and exercisable.  The Employment Agreement entered into by Avistar with Mr. Moss was filed on November 13, 2007 as an exhibit to Avistar's Quarterly Report on Form 10-Q for the quarter ended September 30, 2007.  Pursuant to the agreement, a change of control is deemed to occur:

(i)           upon any person becoming a beneficial owner, directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company's then outstanding voting securities, except Gerald J. Burnett;

(ii)           upon consummation of a merger or consolidation of the Company as a result of which its stockholders just prior to such event have less than 50% of the voting power of the surviving entity; or

(iii)           upon the consummation of the sale or disposition by the Company of all or substantially all of the Company's assets.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Notwithstanding any statement to the contrary in any of our previous or future filings with the SEC, this report of the Audit Committee of the board of directors shall not be deemed "filed" with the SEC or "soliciting material" under the Securities Act of 1933, as amended or the 1934 Act, and shall not be incorporated by reference into any such filings.

The Audit Committee evaluates audit performance, manages relations with our independent registered public accounting firm and evaluates policies and procedures relating to internal accounting functions and controls.  The board has adopted a written charter for the Audit Committee which details the responsibilities of the Audit Committee.  This report relates to the activities undertaken by the Audit Committee in fulfilling such responsibilities.

The audit committee members are not active professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered accounting firm.  The Audit Committee oversees Avistar's financial reporting process on behalf of the board.  Management has the primary responsibility for the financial statements and reporting process, including the systems of internal controls.  In fulfilling its oversight responsibilities, the Audit Committee reviews Avistar's financial statements and discusses the quality and acceptability of the controls, including the clarity of disclosures in the financial statements with management.  The Audit Committee also reviews the financial statements with Burr, Pilger & Mayer LLP, Avistar's independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of Avistar's audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality and the acceptability of Avistar's financial reporting.

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2008 with management.  In addition, the Audit Committee has discussed with Burr Pilger & Mayer LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committee) as has been or may be modified, superseded or supplemented.  The Audit Committee also has received the written disclosures and the letter from BPM LLP as required by the Public Company Accounting Oversight Board regarding the independent registered accounting firm’s communications with the Audit Committee concerning independence and the Audit Committee has discussed the independence of BPM LLP with that firm.

Based on the Audit Committee's review of the matters noted above and its discussions with the Company's independent auditors and its management, the Audit Committee recommended to the Board of Directors that the financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

Respectfully submitted by the Audit Committee of the Company's board of directors:

Craig F. Heimark
Robert M. Metcalfe
James W. Zeigon (Chairman)

Certain Relationships and Related Transactions and Director Independence

Transactions with UBS Warburg LLC

UBS Warburg LLC, a stockholder of the Company, and its affiliates have purchased systems and services from the Company in the past and may continue to do so in the future.  In 2008, such purchases constituted 19.4% of the Company's revenue.

Transactions with Management and Others

On December 22, 2008, the Company renewed its Loan and Security Agreement with a financial institution to borrow up to $10.0 million under a revolving line of credit.  The agreement includes a first priority security interest in all of our assets.  Gerald Burnett, our chairman, provided a collateralized guarantee to the financial institution, assuring payment of our obligations under the agreement and as a consequence, a number of restrictive covenants were eliminated.

Wilson Sonsini Goodrich & Rosati, Professional Corporation ("WSGR") is a law firm that has provided legal services to the Company since its inception, and prior to that, to its predecessor entities.  For 2008, the Company paid WSGR $301,167 in legal fees.  Mr. Latta, a former director of the Company, is a member of WSGR.  It is anticipated that WSGR will continue to provide legal services to the Company in the current year.

The Audit Committee of our board of directors is charged with reviewing in advance any proposed transaction or series of similar transactions in which the amount involved exceeds or will exceed $120,000, and in which any current director, executive officer, holder of more than 5% of our capital stock, or any member of the immediate family of any of the foregoing, has or will have a direct or indirect material interest, other than the compensation agreements described in "Executive Compensation." We intend that any such future transactions will be reviewed and approved by the Audit Committee, and will be on terms no less favorable to our Company than could be obtained from unaffiliated third parties.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.  Based solely on its review of the copies of such forms received by it, or written representations from reporting persons, the Company believes that during 2008, all executive officers, directors and greater than ten percent stockholders complied with all applicable filing requirements except for Darren Innes.  Mr. Innes was delinquent by one day in the filing of one Form 4 in February 2009 relating to the exercise of 480 options via a same day sale.

Other Matters

The Company knows of no other matters to be submitted at the Annual Meeting.  If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the board of directors may recommend.

The Company has adopted a procedure approved by the SEC called "householding." Under this procedure, a householding notice will be sent to stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials, and they will receive only one copy of our annual report and proxy statement unless one or more of these stockholders notifies the Company that they wish to continue receiving individual copies.  This procedure reduces our printing costs and postage fees.  Each stockholder who participates in house holding will continue to receive a separate proxy card.

If any stockholders in your household wish to receive a separate annual report and a separate proxy statement, they may contact the Company at (650) 525-3300.  They may also send an email to Investor Relations at ir@avistar.com.  Other stockholders who have multiple accounts in their names or who share an address with other stockholders can authorize us to discontinue mailings of multiple annual reports and proxy statements by calling or writing to Investor Relations.

BY ORDER OF THE BOARD OF DIRECTORS

By:
Simon Moss
Chief Executive Officer
Dated: April 30, 2009

Directions to Avistar Communications Corporation San Mateo Offices

1875 S. Grant Street, San Mateo, California 94402

From the North Bay (San Francisco Airport) (8 miles):

Take Highway 101 South
Take the CA-92 exit toward Half Moon Bay
Take the Delaware exit
Veer right at bottom of exit onto Concar Drive
At 2nd light, go right onto S. Grant Street
Go left into 2nd driveway
Avistar is located in the Crossroads Building at 1875 S. Grant Street on the
10th floor (Suite 1000)

From the South Bay (SJ Airport) (27.5 miles):

Take Highway 101 North
Take the CA-92 exit toward Half Moon Bay
Take the Delaware exit
Veer right at bottom of exit onto Concar Drive
At 2nd light, go right onto S. Grant Street
Go left into 2nd driveway
Avistar is located in the Crossroads Building at 1875 S. Grant Street on the
10th floor (Suite 1000)

DETACH HERE

PROXY

AVISTAR COMMUNICATIONS CORPORATION

2009 ANNUAL MEETING OF STOCKHOLDERS

JUNE 3, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of AVISTAR COMMUNICATIONS CORPORATION, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 30, 2009, and hereby appoints Gerald J. Burnett and William L. Campbell each as proxy and  attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2009 Annual Meeting of Stockholders of AVISTAR COMMUNICATIONS CORPORATION to be held on June 3, 2009 at 1:00 p.m. local time, at 1875 S. Grant Street, 10th Floor, San Mateo, CA  94402, and at any adjournment or adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the mattes set forth on the reverse side.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE	SEE REVERSE SIDE

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒	Please mark
Votes as in
this example.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND THE RATIFICATION OF THE APPOINTMENT OF BPM LLP.

1.           Election of Directors. NOMINEES:
(01) Gerald J. Burnett, (02) William L. Campbell, (03) Craig F. Heimark, (04) R. Stephen Heinrichs, (05) Robert M. Metcalfe, (06) Simon B. Moss, and (07) James W. Zeigon.

FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES

☐  WITHHELD FROM:

(INSTRUCTION: To withhold authority to vote for any individual nominee,write that nominee's name in the space provided above)

2.	To ratify the appointment of Burr, Pilger & Mayer LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2009.	For	Against
		☐	☐

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW	☐

In their discretion, the proxies are authorized to cumulate votes for the election of directors and to vote upon such other business as may properly come before the meeting or any adjournments thereof.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only Stockholders of record at the close of business on April 17, 2009 are entitled to notice of and to vote at the meeting.

All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

This proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

Signature:	Date:	Signature:	Date: